EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of PolyMedica Corporation (“PolyMedica”) for the fiscal year ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Patrick T. Ryan, Chief Executive Officer, and Jonathan A. Starr, Executive Vice President, Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

Dated: May 29, 2007	/s/ Patrick T. Ryan
Patrick T. Ryan
Chief Executive Officer and Director

Dated: May 29, 2007	/s/ Jonathan A. Starr
Jonathan A. Starr
Executive Vice President, Chief Financial Officer